GMG
GOLDEN MATRIX GROUP

Q3 2024
Earnings Presentation

November, 2024

meridianbet

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FORWARD LOOKING STATEMENTS

Certain statements made in this Presentation contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain MeridianBet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; dilution caused by the terms of an outstanding convertible note and warrants, the Company's ability to pay amounts due under convertible notes and covenants associated therewith and penalties which could be due under the convertible notes and securities purchase agreement related thereto for failure to comply with the terms thereof; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov. Information regarding MeridianBet's December 31, 2023 year end results and March 31, 2024 and 2023 quarterly results, can be found in Exhibits 99.1 and 99.3, respectively, to the Company's Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on June 4, 2024.

The forward-looking statements included in this Presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this Presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Financial Measures

Adjusted EBITDA or AEBITDA, Net Debt and Net Debt Leverage, which are discussed in this Presentation, are "non-GAAP financial measures" presented as a supplemental measure of the Company's performance. Adjusted EBITDA, Net Debt and Net Debt Leverage are not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income before interest expense, interest income, taxes, depreciation and amortization, and also excludes stock-based compensation expense and restructuring costs. Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as net debt as of the balance sheet date divided by annualized adjusted EBITDA for the quarter then ended. We believe that using Net Debt and Net Debt Leverage Ratio is useful to investors in determining our leverage ratio since we could choose to use cash and cash equivalents to retire debt. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA, Net Debt and Net Debt Leverage are not recognized in accordance with GAAP, are unaudited, and have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of the Company's results as reported under GAAP. Some of these limitations are: Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect changes in, or cash requirements for, working capital needs; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA, Net Debt and Net Debt Leverage differently than the Company does, limiting their usefulness as a comparative measure. The Company's presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. For more information on these non-GAAP financial measures, please see the section titled "Reconciliation of Net Income to Adjusted Earnings excluding Interest Expense, Interest Income, Depreciation Expense, Amortization Expense, Stock-based Compensation Expense and Restructuring Costs" and "Reconciliation of Net Debt and Leverage Calculation", included at the end of this Presentation.

Continued operational progress, reflecting resilience and commitment to long-term growth.

October 2024 performance reinforces a positive outlook for sustained growth and results.


Resilient Growth
Broad-Based Scaling
Momentum & Sustainability
Strategic Acquisition
meridianbet
GMG

Strong contributions across key markets as part of our scaling strategy.

Completion of Classics for a Cause acquisition, adding revenue and profit potential.

Financial Highlights

FINANCIAL HIGHLIGHTS

Revenues
+85%


$50m
$40m
$30m
$20m
$10m
0
$22.6m
$41m
Q3-23
Q3-24

Revenues
+55%

YTD revenue grew by 55% to $105.3 million dollars.

Third quarter consolidated revenue grew 85% to $41 million dollars, a continuation of the strong trend shown in the last quarter.

FINANCIAL HIGHLIGHTS

Gross Profits
+39%



$70m
$60m
$50m
$40m
$30m
$20m
$10m
0
$22.4m
$61.8m
Q3-24
YTD-24

Third quarter consolidated gross profit increased by 39% to $22.4 million dollars and YTD gross profit also increased by 24% to $61.8 million dollars.

AEBITDA
$4.3m

Third quarter consolidated AEBITDA was $4.3million, marginally impacted by currency fluctuations.

We have encountered residual one-off costs due to the completion and implementation of the Meridianbet acquisition.

Shareholder Equity

+60%

Shareholder equity of the Company grew 60% to $94 million.

Cash on Hand

$38.4m

As of September 30, the Company had over $38.4 million dollars in cash and equivalents with short term debt of only $17.5 million dollars.

R KINGS COMPETITIONS

R Kings Competitions UK & Northern Irelands #1 online competition destination

A leading competition website that offers exciting prize draws and raffles, giving users the chance to win a variety of high-value items and experiences.

meridianbet

The Best of Both Worlds B2B and B2C

A global sports betting and gaming company offering an extensive range of betting options and online casino games, with a strong presence in multiple international markets.

GMAG

GM-AG is the industry standard

A premier provider of gaming technology solutions, specializing in online gaming platforms, cutting-edge software, and comprehensive gaming content for operators worldwide.

mexplay CASINO ONLINE

Next-gen iGaming lands in Mexico

MexPlay delivers the most comprehensive experience in iGaming, combining Casino, Sportsbook and Competition products.

Classics

Australia's Favourite Discount Platform

An Australia-based discount platform offering participants the chance to win classic cars through exciting competitions.

EXPANSE STUDIOS

Expanse Studios

Expanse Studio develops high-quality online casino games, including popular slots and table games, for global iGaming markets.

R KINGS COMPETITIONS

Key Q3 24 Highlights

- Encountered brief challenge with one of its customer acquisition channels.
- Strong recovery with recent surge in ticket sales, robust revenues and profitability.
- October 2024 revenues increased by 11.1% compared to September 2024.
- Anticipating substantial contributions to overall profits and revenues in Q4.



Key Q3 24 Highlights

- Diversified game portfolio with high-margin additions, including popular Crash Games category.
- AI-driven retention strategies boosted wagering volume and active players.
- Q3 wagering up 84% YoY to $1.4 billion; YTD wagering rose 115% to $3.6 billion.
- Improved gross profit margin to 26.2% in Q3 (up from 24.7% in Q2).


Total Wagering
1.5b
1.2b
$900m
$600m
$300m
0
$751m
$1.4b
Q3-23
Q3-24


Total Wagering
$4b
$3.5b
$3b
$2.5b
$2b
$1.5b
$1b
$500m
0
$1.65b
$3.6b
YTD-23
YTD-24

- *Year on Year comparisons are third quarter 2024 comparisons to third quarter 2023. Year to Date comparisons are year to date 2024 compared to the first nine months of 2023.*

Classics

Key Q3 24 Highlights

- New acquisition expanding revenue streams, profitability, and customer base.
- A strong initial market acceptance with significant player participation.
- Contributed $2.1M in revenue, $503K in EBITDA, and $253K in profit within two months.
- Plans to integrate with other divisions and enhance technology for sustained growth.



Key Q3 24 Highlights

- Scaling in Mexico with growth in cash deposits and active players.
- Q3 active players averaged 14,000, a 56% increase from Q2.
- Q3 cash deposits rose 25% to $1.5 million; Gross Gaming wagering reached $15 million, a 67% increase.
- Gross Gaming Revenue in Q3 increased 36% to $575,000.

**Gross Gaming Revenue (GGR) = represents the difference between the amount wagered minus the amount won.*



Key Q3 24 Highlights

Overall Revenue Growth

- Q3 revenue increased by 16% compared to Q3 2023.*
- Online segment up 19%, retail grew by 6%.
- Quarterly turnover reached $356.4 million, marking a strong 21% year-over-year increase.

Online Casino Success

- Online casino GGR** rose to 3.37%, an increase over Q3 2023.
- An additional 600 new games added to our iGaming portfolio.
- "Super Heli" from Expanse Studios, still holds a top ranked game in player engagement among 6,500 games from various providers offered within the Meridianbet operations.

Sports Betting

- Sports betting revenue saw a 7.4% YOY increase.
- Online sports GGR** margin improved from 8.1% to 9.5% in Q3 2023 due to EURO 2024 & Olympic Games marketing.



Year on Year comparisons are third quarter 2024 comparisons to third quarter 2023.
Year to Date comparisons are year to date 2024 compared to the first nine months of 2023.
** Gross Gaming Revenue (GGR) = represents the difference between the amount wagered minus the amount won.*

Key Q3 24 Highlights

Retail Sports Performance

- Q3 2024 retail sports GGR margin reached a notable 10.3% with August achieving 14.1%.

Retail Casino Growth

- Retail slot machine revenue in Q2 2024 grew by 16% year over year.
- Addition of 120 new machines.

Brazilian License Update

- Meridian Gaming Brasil SPE LTDA has been shortlisted among 89 companies selected at the Federal level.
- We are confident in our ability to successfully complete all remaining phases of the licensing process by the end of 2024



Expanse Studios

- In Q3, we added over 100 new partners, expanding our portfolio to 52 proprietary games.
- Total spins in September reaching 72.3 million, a 200% increase from Q3 2023.
- Active player base grew to 135,000 in September, marking a 135% increase year-over-year.

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SUPER HELI

OUTLOOK

Investment in Tech and AI

- We have now transitioned over 80% of our core operations to Atlas, our fifth generation platform for sports betting and online casinos.

- AI Casino Recommender
  - Our system now leverages player behaviour and preferences to deliver precise game recommendations, resulting in over a 10% increase in engagement with recommended games and a 9% boost in interactions with new game titles.

- AI Bet Recommender
  - Designed for real-time sports betting, this tool analyses extensive sports data to deliver personalized bet suggestions tailored to individual player behaviours.
  - It is fully integrated with our CRM tools, improving user segmentation, engagement, retention and player experience.


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Supporting Communities and Creating Impact

- In Q3 2024, Meridianbet executed 68 CSR initiatives across Europe, Africa, and Latin America, enhancing the brand's community impact and driving long-term shareholder value.

- Key CSR actions included:
    - Targeted healthcare donations
    - Educational support
    - Responsible gambling campaigns
    - Environmental efforts

- The Meridianbet Foundation awarded global scholarships for the fifth consecutive year, supporting dozens of top students across all markets of operation.

- These initiatives further strengthened Meridianbet's market presence and talent pipeline.


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meridian

OUTLOOK


Drive Efficiency
Optimise Growth
Expand Reach

Focused on operating more efficiently with reduced costs and improved profitability.

Implementing cost efficiencies and rationalization through product synergies and redundancy removal.

Enhancing Sales and Marketing via broader distribution and synergy-driven sales growth.

Optimizing global operations with tighter cost controls.

Positioned for future growth with a strong strategy, balance sheet, and acquisition potential.

GMG

GOLDEN MATRIX GROUP

meridianbet

Reconciliation of Net Income to Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense, Stock-based Compensation Expense, and Restructuring Costs.

	Three Months Period Ended		Nine Months Period Ended	
	30-Sept-24	30-Sept-23	30-Sept-24	30-Sept-23
Net income	$3,295,629	$3,520,060	$669,019	$11,886,052
+ Interest expense	$ 790,193	$4,049	$827,048	$31,930
- Interest income	($58,475)	($25,807)	($163,023)	($35,532)
+ Taxes	$1,864,122	$316,733	$2,670,788	$1,148,270
+ Depreciation	$1,145,210	$878,516	$3,173,473	$2,670,258
+ Amortization	$1,962,157	$473,047	$4,317,523	$1,357,453
EBITDA	$2,407,578	$5,166,598	$11,494,828	$17,058,431
+ Stock-based compensation	$1,614,751	-	$3,252,803	-
+ Restructuring costs	$314,555	$112,488	$906,286	$313,699
Adjusted EBITDA	$4,336,884	$5,279,086	$15,653,917	$17,372,130